UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) March 29, 2010

                          COMMERCE GROUP CORP.
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         (Exact name of registrant as specified in its charter)

     Wisconsin                     1-7375                  39-6050862
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(State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                      Identification No.)
of incorporation)

         6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (414) 462-5312


                             Not Applicable
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 29, 2010, Commerce Group Corp. (the "Company") assigned the Company's precious stones and jewelry that have a current book value of $132,447.77 to the Sylvia Machulak Rollover Individual Retirement Account for the purpose of reducing the open-ended, secured, on-demand promissory notes due to the Sylvia Machulak Rollover Individual Retirement Account by the sum of $132,447.77. The Company entered into an agreement (Exhibit A) with Sylvia Machulak on behalf of the Sylvia Machulak Rollover Individual Retirement Account to effect this transaction. Sylvia Machulak is a director and affiliate of the Company.


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMERCE GROUP CORP.
                              (Registrant)

                              /s/ Christine M. Wolski
Date:  March 29, 2010        __________________________________________
                              By:  Christine M. Wolski, Secretary


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